UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                          FORM 8-K
                                      CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) March 21, 2005

            Carnival Corporation                            Carnival plc
         -------------------------                   -------------------------
         (Exact name of registrant                   (Exact name of registrant
          as specified in its charter)              as specified in its charter)

             Republic of Panama                          England and Wales
        ----------------------------               ----------------------------
        (State or other jurisdiction               (State or other jurisdiction
              of incorporation)                          of incorporation)

                    1-9610                                      1-15136
           ------------------------                   ------------------------
           (Commission File Number)                   (Commission File Number)

                   59-1562976                                98-0357772
              -------------------                        -------------------
               (I.R.S. Employer                          (I.R.S. Employer
              Identification No.)                        Identification No.)

          3655 N.W. 87th Avenue              Carnival House, 5 Gainsford Street,
       Miami, Florida  33178-2428              London SE1 2NE, United Kingdom
       --------------------------            -----------------------------------
        (Address of principal                      (Address of principal
         executive offices)                          executive offices)
            (Zip Code)                                  (Zip Code)

               (305) 599-2600                          011 44 20 7940 5381
        -------------------------------         -------------------------------
        (Registrant's telephone number,         (Registrant's telephone number,
             including area code)                      including area code)

                    None                                      None
         -----------------------------           -----------------------------
        (Former name or former address,         (Former name or former address,
         if changed since last report.)           if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item  2.02   Results of Operations and Financial Condition.

      On March 21, 2005 Carnival Corporation & plc issued a press release entitled "Carnival Corporation & plc Reports Record First Quarter Earnings." A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99.1 Press release, dated March 21, 2005 (furnished pursuant to Item 2.02).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     CARNIVAL CORPORATION                       CARNIVAL PLC

     By: /s/Gerald R. Cahill                    By: /s/Gerald R. Cahill
         -------------------                        -------------------
     Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
     Title: Executive Vice President            Title: Executive Vice President
     and Chief Financial and                    and Chief Financial and
     Accounting Officer                         Accounting Officer


     Date: March 21, 2005                       Date: March 21, 2005